UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

Progenics Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, 47th Floor, New York, New York 10007
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 975-2500

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0013	PGNX	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.             Entry into a Material Definitive Agreement.

On May 9, 2019, Progenics Pharmaceuticals, Inc. (the “Company”) entered into an amendment (the “MIP Purchase Agreement Amendment”) to the Stock Purchase and Sale Agreement, dated January 16, 2013 (the “MIP Agreement”), among the Company, Molecular Insight Pharmaceuticals, Inc. (“MIP”), and Highland Capital Management, L.P., as stockholders’ representative. Pursuant to the MIP Purchase Agreement Amendment, the milestone payment that would otherwise be due under the MIP Agreement in connection with the first commercial sale event for 1404 will no longer be triggered by a first commercial sale event for 1404 occurring in a sub-licensed territory. Instead, the Company agreed to pay 50% of the license income received by the Company pursuant to the Company’s license agreement with ROTOP Pharmaka GmbH for the development and commercialization of 1404 in Europe and other license agreements entered into by the Company and non-affiliated third parties for the development, manufacturing, marketing and/or distribution of 1404, until the total amount of the 1404 milestone payment is reached. In the event that (a) the amount of license income paid by the Company pursuant to the MIP Purchase Agreement Amendment is less than the total amount of the milestone payment and (b) the Company commences a sale of 1404 for end use or consumption in any territory, then the Company will be required to pay the remaining amount of the total milestone payment in cash and/or shares of the Company’s common stock in a transaction exempt from the registration requirements of the U.S. Securities Act of 1933, as amended, pursuant to Regulation D promulgated thereunder.

The above description of the MIP Purchase Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the MIP Purchase Agreement Amendment, which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01             Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Description

10.1

Amendment to the Stock Purchase and Sale Agreement, dated May 9, 2019, by and between Progenics Pharmaceuticals, Inc., Molecular Insight Pharmaceuticals, Inc., and Highland Capital Management, L.P., as stockholders’ representative.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.

By:	/s/ Patrick Fabbio
Patrick Fabbio
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: May 14, 2019